FOR RELEASE AT 4:00pm EDT

Contacts:

Paul Rosenbaum                                    Investors
Rentrak Corporation                               PondelWilkinson Parham
Chairman & CEO                                    Ron Parham
503-284-7581                                      503-924-1186
exitpoll@aol.com                                  rparham@pondel.com

              RENTRAK REPORTS FISCAL 2004 THIRD QUARTER EARNINGS OF
             $0.08 PER SHARE vs. YEAR-AGO LOSS OF $(0.04) PER SHARE

          PORTLAND, Ore. (February 12, 2004)--Rentrak Corp. (Nasdaq:RENT) today announced significantly improved financial results for its third fiscal quarter ended December 31, 2003.

          Consolidated net income totaled $792,500, or $0.08 per share, for the third quarter of fiscal 2004, compared with consolidated net loss of $374,600, or $(0.04) per share, for the comparable quarter of fiscal 2003. Income from continuing operations for the third fiscal quarter totaled $921,200, or $0.09 per share, compared with a loss from continuing operations of $299,200, or $(0.03) per share, in the third quarter of fiscal 2003.

          Consolidated revenues in the quarter totaled $19.4 million and were generated entirely from the company's continuing entertainment operations, which include video and game revenue-sharing and incremental revenues from the company's new Box Office Essentials(TM), Supply-Chain Essentials(TM) and Business Intelligence Essentials(TM) services. Consolidated revenues of $21.3 million in the year-ago quarter consisted of $15.5 million from entertainment operations and $5.8 million, excluding intercompany activities, from the company's former third-party fulfillment subsidiary, 3PF, Inc.

          Rentrak Chairman and Chief Executive Officer Paul Rosenbaum commented, "We're very pleased with our third quarter financial performance. Our entertainment business recorded its first revenue growth in three quarters, thanks to our new combined VHS/DVD revenue-sharing programs. These agreements, and the increasing possibility that additional studios will begin to offer DVD revenue-sharing in the future, should result in positive year-over-year revenue comparisons through fiscal 2005."

          "The cash flow generated by our revenue-sharing services continues to fund the development of our expanding portfolio of business intelligence services. Among other developments in the third quarter, we saw Box Office Essentials(TM) add four studio customers - MGM Studios, New Line Cinemas, Paramount Pictures and Universal Pictures. In addition, Sony Pictures recently became our newest Box Office Essentials customer, bringing the total number of studio customers to 21. In just one year we have completed a near-clean sweep of the major domestic studio market."

          The 25 percent increase in entertainment revenues, to $19.4 million from $15.5 million, was driven primarily by the company's combined VHS/DVD revenue-sharing programs with Warner Home Video, MGM Home Entertainment and Twentieth Century Fox Home Entertainment. The Warner Home Video program was announced in August 2003 and fully implemented during the third fiscal quarter.

          Other entertainment revenues grew to $2.1 million during the third fiscal quarter, compared with $644,000 in the comparable period, reflecting increased revenues from the company's new business intelligence services and a doubling of revenue from the company's data collection, auditing and reporting services in support of studio-direct revenue-sharing agreements with major video retailers.

          The company's continuing entertainment operations generated income of $582,000, or $0.06 per share, compared with a net loss of $118,100, or $(0.01) per share in the third quarter of fiscal 2003. In addition, continued wind-down activities at the company's former fulfillment subsidiary resulted in income of $339,200, or $0.03 per share, during the current quarter, including a recovery of $403,000, net of tax, related to settlement of a lease obligation. In last year's third fiscal quarter, the company's fulfillment subsidiary incurred a loss of $181,100, or $(0.02) per share. The company's entertainment discontinued operations recorded a loss of $128,600, net of tax, or $(0.01) per share, in the current quarter, representing a reserve against substantially all of the balance of the note receivable relating to the sale of a portion of the company's former Blow-Out Video Store operation, as to which the purchaser is in default.

          The company's balance sheet remained solid at December 31, 2003, with zero debt and $6.9 million in cash. The $2.9 million reduction in cash from September 30, 2003 is primarily related to terms of various combined VHS/DVD revenue-sharing agreements and reflects differences in the timing of Rentrak's collection of revenue-sharing funds from video retailers and the company's remittance of the portion of those funds owed to program suppliers. However, despite this effect upon working capital, management remains confident that the company has sufficient funds and cash flow to support the growth it plans in existing entertainment operations and continued investment in the development of new business intelligence services.

          Mr. Rosenbaum concluded, "These quarterly results reflect our continued investment in new services and the growing recognition of Rentrak's leadership role in developing state-of-the art systems for the aggregation of consumption data. Our expertise in collecting and analyzing massive amounts of data and turning it into timely, actionable information is allowing us to pursue other promising markets assisting retailers and manufacturers. We believe we have substantial room for growth in the years ahead."

Business Outlook
----------------

          The company continues to experience great change, pursuing rapid expansion of recently launched services and investing in the development and launch of several new services. In addition, a number of dynamics currently at play in the movie rental industry could have a direct impact, favorable or unfavorable, on the company's core revenue-sharing business. The timing and magnitude of the impacts from these dynamics, together with the timing of the launch and pace of expansion in the company's new business initiatives, are difficult to predict, but management believes there is significant promise in the new markets it has preliminarily sized.

          Based on current customer agreements and titles scheduled for release under revenue-sharing terms, the company expects fiscal fourth quarter revenue-sharing revenues to grow by between 15 and 20 percent compared with the fourth quarter of fiscal 2003, and to produce the necessary cash flow to enable the company to continue investing in new business intelligence services. Management currently expects fourth quarter earnings of between approximately $0.6 and $0.8 million, or $0.06 and $0.08 per share.

Conference Call
---------------

          Rentrak has scheduled a conference call for 2 p.m. (PST), February 12, 2004 to discuss the company's financial performance. Shareowners, members of the media and other interested parties may participate in the call by dialing 1-800-901-5218, or 1-617-786-4511 for international callers and entering passcode 70096382. This call is being webcast by CCBN and can be accessed at Rentrak's web site at www.rentrak.com where it will be archived through February 11, 2005. The webcast is also being distributed over CCBN's Investor Distribution Network to both institutional and individual investors. Individual investors can listen to the call through CCBN's individual investor center at www.fulldisclosure.com or by visiting any of the investor sites in CCBN's Individual Investor Network. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com). A telephone replay of the call will be available through February 19, 2004 by dialing 888-286-8010 from the U.S. and Canada, or 617-801-6888 from international locations and entering passcode 52451785.

About Rentrak Corporation
-------------------------

          Rentrak Corporation, based in Portland, Oregon, is the developer of the Essentials(TM) suite of web-based information management and business intelligence products used by clients in the media, entertainment, retail and manufacturing industries. Vertical market editions of Essentials(TM) applications are customizable to the needs of each licensee, allowing marketers to collect, manage, analyze and make critical business decisions based on detailed, real-time point-of-sale and supply chain data. The Essentials(TM) suite of services offers competitive advantages to executives in selected industries by providing timely and actionable insight into their own company's performance in tandem with valuable perspective against aggregated industry-wide data. For further information, please visit Rentrak's corporate Web site at http://www.rentrak.com.

Safe Harbor Statement
---------------------

          When used in this discussion, the words "anticipates," "expects," "intends" and similar expressions are intended to identify forward-looking statements. Such statements relate to, among other things, the revenues and results of operations for the company's PPT(R) and business intelligence services and are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could affect Rentrak's financial results include customer and consumer demand for movies in various media formats subject to company guarantees, the company's ability to attract new revenue-sharing customers, the company's ability to successfully develop and market new services to create new revenue streams, and Rentrak's customers continuing to comply with the terms of their agreements. Additional factors that could affect Rentrak's financial results are described in Rentrak's March 31, 2003 annual report on Form 10-K and subsequent quarterly reports, filed with the Securities and Exchange Commission. Results of operations in any past period should not be considered indicative of the results to be expected for future periods.

          Business outlook statements are based on current expectations. These statements are forward-looking, subject to risks and uncertainties, and actual results may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The inclusion of any statement in this release does not constitute a suggestion by the company or any other person that the events or circumstances described in such statements are material. The company does not undertake to publicly update or revise these forward-looking statements even if future experience or events make it clear that any projected results expressed or implied in this release will not be realized.

                                      # # #
                            (Financial Tables Follow)

                               RENTRAK CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                     ASSETS



                                                                                   (UNAUDITED)
                                                                         December 31,          March 31,
                                                                          2003                  2003(1)
                                                            -------------------------------------------------
CURRENT ASSETS:

    Cash and cash equivalents                                         $    6,923,650          $   10,063,541
    Accounts receivable, net of allowance for doubtful
       accounts of $706,966 and $748,139                                  11,476,629               9,910,532
    Advances to program suppliers                                          1,685,687                 418,101
    Income tax receivable                                                    142,803                  81,085
    Deferred tax asset                                                     3,375,367               2,796,908
    Other current assets                                                   1,504,563               2,226,287
                                                            -------------------------------------------------
    Total current assets
                                                                          25,108,699              25,496,454

PROPERTY AND EQUIPMENT, net                                                2,324,778               2,404,763
DEFERRED TAX ASSET                                                           919,392                 894,083
OTHER ASSETS                                                               1,022,813               1,931,133
                                                            -------------------------------------------------
          TOTAL ASSETS                                                $   29,375,682          $   30,726,433
                                                            =================================================


(1) Derived from Rentrak's audited consolidated financial statement as of March 31, 2003

                   The accompanying notes are an integral part
                      of these consolidated balance sheets.

                                           RENTRAK CORPORATION
                                  CONDENSED CONSOLIDATED BALANCE SHEETS
                                  LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                                (UNAUDITED)

                                                                    December 31,               March 31,
                                                                        2003                    2003(1)
                                                            ----------------------------------------------

CURRENT LIABILITIES:
     Accounts payable                                               $   11,266,909         $   12,710,999
     Accrued liabilities                                                   772,276              1,143,785
     Accrued compensation                                                  523,501                610,022
     Deferred revenue                                                      316,956                156,692

                                                            ----------------------------------------------
          Total current liabilities                                     12,879,642             14,621,498
                                                            ----------------------------------------------

LONG-TERM LIABILITIES:
     Lease obligations, deferred gain and
        customer deposits                                                  349,735                668,039
                                                            ----------------------------------------------
          Total long-term liabilities                                      349,735                668,039
                                                            ----------------------------------------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
     Preferred stock, $.001 par value;
       Authorized:  10,000,000 shares, none issued                               -                      -
      Common stock,  $.001 par value;
       Authorized:  30,000,000 shares
         Issued and outstanding: 9,700,020 shares
         at December 31, 2003 and 9,471,612 at
         March 31, 2003                                                      9,700                  9,472
     Capital in excess of par value                                     40,838,794             39,655,212
     Accumulated other comprehensive income                                180,879                180,879
     Accumulated deficit                                              (24,883,068)           (24,408,667)
                                                            ----------------------------------------------
                                                                        16,146,305             15,436,896
                                                            ----------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $   29,375,682         $   30,726,433
                                                            ==============================================



(1) Derived from Rentrak's audited consolidated financial statement as of March 31, 2003

                 The accompanying notes are an integral part of
                       these consolidated balance sheets.

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS



                                                                  (UNAUDITED)
                                                         Three Months Ended December 31,
                                                       2003                          2002
                                              -------------------------------------------------

REVENUES                                        $     19,402,730              $     21,279,830
                                              -------------------------------------------------
OPERATING COSTS AND EXPENSES:
   Cost of sales                                      13,995,528                    18,030,371
   Selling, general, and administrative                3,960,758                     3,743,390
                                              -------------------------------------------------
                                                      17,956,286                    21,773,761
                                              -------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                          1,446,444                      (493,931)
                                              -------------------------------------------------
OTHER INCOME (EXPENSE):
   Interest income                                        41,025                        11,354
   Interest expense                                       (2,415)                             -
                                              -------------------------------------------------
                                                          38,610                        11,354
                                              -------------------------------------------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
   PROVISION (BENEFIT)                                 1,485,054                      (482,577)

INCOME TAX PROVISION (BENEFIT)                           563,880                      (183,382)
                                              -------------------------------------------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                           921,174                      (299,195)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $78,850 AND $46,193                              (128,649)                      (75,369)
                                              -------------------------------------------------
NET INCOME (LOSS)                                 $      792,525              $       (374,564)
                                              =================================================

NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                      $         0.09              $          (0.03)
       Discontinued operations                             (0.01)                        (0.01)

                                              -------------------------------------------------
           Total                                  $         0.08              $          (0.04)
                                              =================================================
    Diluted:
       Continuing operations                      $         0.09              $          (0.03)
       Discontinued operations                             (0.01)                        (0.01)

                                              -------------------------------------------------
           Total                                  $         0.08              $          (0.04)
                                              =================================================

                   The accompanying notes are an integral part
                        of these consolidated statements.

                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                         (UNAUDITED)
                                                                Nine Months Ended December 31,
                                                                2003                     2002
                                                   ------------------------------------------------

REVENUES                                                  $    52,362,037           $   64,481,753
                                                   ------------------------------------------------
OPERATING COSTS AND EXPENSES:
   Cost of sales                                               40,358,628               53,330,943
   Selling, general, and administrative                        12,714,726               11,299,645
   Net gain from litigation settlement                                  -                 (361,847)
                                                   ------------------------------------------------
                                                               53,073,354               64,268,741
                                                   ------------------------------------------------
INCOME (LOSS) FROM OPERATIONS                                    (711,317)                 213,012
                                                   ------------------------------------------------

OTHER INCOME (EXPENSE):
   Interest income                                                163,892                   82,854
   Interest expense                                               (10,240)                       -
                                                   ------------------------------------------------
                                                                  153,652                   82,854
                                                   ------------------------------------------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
   PROVISION (BENEFIT)                                           (557,665)                 295,866

INCOME TAX PROVISION (BENEFIT)                                   (211,913)                 112,429
                                                   ------------------------------------------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                                   (345,752)                 183,437

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $78,850 AND $304,367                                      (128,649)                (496,599)
                                                   ------------------------------------------------
NET LOSS                                                  $      (474,401)           $    (313,162)
                                                   ================================================
NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                              $         (0.04)           $        0.02
       Discontinued operations                                      (0.01)                   (0.05)
                                                   ------------------------------------------------
           Total                                          $         (0.05)           $       (0.03)
                                                   ================================================
    Diluted:
       Continuing operations                              $         (0.04)           $        0.02
       Discontinued operations                                      (0.01)                   (0.05)
                                                   ------------------------------------------------
           Total                                          $         (0.05)           $       (0.03)
                                                   ================================================

                 The accompanying notes are an integral part of
                         these consolidated statements.


                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                   (UNAUDITED)
                                                                       Three Months Ended December 31, 2003

                                                             ENTERTAINMENT              FULFILLMENT                 TOTAL
                                                    ------------------------    ---------------------   -----------------------

REVENUES                                                     $   19,402,730                 $      -             $  19,402,730
                                                    ------------------------    ---------------------   -----------------------
OPERATING COSTS AND EXPENSES:
   Cost of sales                                                 14,523,959                (528,431)                13,995,528
   Selling, general, and administrative                           3,963,183                  (2,425)                 3,960,758
                                                    ------------------------    ---------------------   -----------------------
                                                                 18,487,142                (530,856)                17,956,286
                                                    ------------------------    ---------------------   -----------------------

INCOME FROM OPERATIONS                                              915,588                  530,856                 1,446,444
                                                    ------------------------    ---------------------   -----------------------

OTHER INCOME (EXPENSE):
   Interest income                                                   24,762                   16,263                    41,025
   Interest expense                                                  (1,647)                   (768)                    (2,415)
                                                    ------------------------    ---------------------   -----------------------
                                                                     23,115                  15,495                    38,610
                                                    ------------------------    ---------------------   -----------------------
INCOME FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
      PROVISION                                                     938,703                 546,351                  1,485,054

INCOME TAX PROVISION                                                356,707                 207,173                    563,880
                                                    ------------------------    ---------------------   -----------------------

INCOME FROM CONTINUING
    OPERATIONS                                                      581,996                 339,178                    921,174

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $78,850                                                     (128,649)                      -                   (128,649)
                                                    ------------------------    ---------------------   -----------------------

NET INCOME                                                     $    453,347             $   339,178               $    792,525
                                                    ========================    =====================   =======================

NET INCOME PER SHARE:
    Basic:
       Continuing operations                                   $       0.06             $      0.03               $       0.09
       Discontinued operations                                        (0.01)                      -                       0.01)
                                                    ------------------------    ---------------------   -----------------------
           Total                                               $       0.05             $      0.03               $       0.08
                                                    ========================    =====================   =======================
    Diluted:
       Continuing operations                                   $       0.06             $      0.03               $       0.09
       Discontinued operations                                        (0.01)                      -                       0.01)
                                                    ------------------------    ---------------------   ----------------------
           Total                                               $       0.05             $      0.03               $       0.08
                                                    ========================    =====================   =======================


                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                (UNAUDITED)
                                                                    Three Months Ended December 31, 2002
                                                      ENTERTAINMENT             FULFILLMENT                  TOTAL
                                                 ------------------------   ---------------------    -----------------------

REVENUES                                                  $   15,499,116            $  6,314,907 (1)          $  21,279,830
                                                 ------------------------   ---------------------    -----------------------
OPERATING COSTS AND EXPENSES:
     Cost of sales                                            12,438,302(1)            6,126,262                 18,030,371
     Selling, general, and administrative                      3,262,644                 480,746                  3,743,390
                                                 ------------------------   ---------------------    -----------------------
                                                              15,700,946               6,607,008                 21,773,761
                                                 ------------------------   ---------------------    -----------------------
LOSS FROM OPERATIONS                                            (201,830)               (292,101)                  (493,931)
                                                 ------------------------   ---------------------    -----------------------
OTHER INCOME (EXPENSE):

     Interest income                                              11,354                       -                     11,354
                                                 ------------------------   ---------------------    -----------------------
                                                                  11,354                       -                     11,354
                                                 ------------------------   ---------------------    -----------------------
LOSS FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    BENEFIT                                                     (190,476)               (292,101)                  (482,577)

INCOME TAX BENEFIT                                               (72,383)               (110,999)                  (183,382)
                                                 ------------------------   ---------------------    -----------------------
LOSS FROM CONTINUING
    OPERATIONS                                                  (118,093)               (181,102)                  (299,195)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $46,193                                                   (75,369)                      -                    (75,369)
                                                 ------------------------   ---------------------    -----------------------
NET LOSS                                                   $    (193,462)           $   (181,102)             $    (374,564)
                                                 ========================   =====================    =======================

NET LOSS PER SHARE:
    Basic:
       Continuing operations                               $       (0.01)           $      (0.02)              $      (0.03)
       Discontinued operations                                     (0.01)                      -                      (0.01)

                                                 ------------------------   ---------------------    -----------------------
           Total                                           $       (0.02)           $      (0.02)              $      (0.04)
                                                 ========================   =====================    =======================
    Diluted:
       Continuing operations                               $       (0.01)           $      (0.02)              $      (0.03)
       Discontinued operations                                     (0.01)                      -                      (0.01)
                                                 ------------------------   ---------------------    -----------------------
           Total                                           $       (0.02)           $      (0.02)              $      (0.04)
                                                 ========================   =====================    =======================

(1) - Includes Intercompany transactions of $534,193, which are eliminated in consolidated total amounts.


                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                (UNAUDITED)
                                                                    Nine Months Ended December 31, 2002
                                                      ENTERTAINMENT              FULFILLMENT                TOTAL
                                                 -------------------------   --------------------   ----------------------

REVENUES                                                  $    47,737,738           $  5,154,443(1)         $  52,362,037

                                                 -------------------------   --------------------   ----------------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                                               35,164,170(1)           5,724,602               40,358,628
   Selling, general, and administrative                        11,976,556                738,170               12,714,726
                                                 -------------------------   --------------------   --------------------------
                                                               47,140,726              6,462,772               53,073,354
                                                 -------------------------   --------------------   ----------------------
INCOME (LOSS) FROM OPERATIONS                                     597,012             (1,308,329)                (711,317)
                                                 -------------------------   --------------------   ----------------------
OTHER INCOME (EXPENSE):
   Interest income                                                 76,465                 87,427                  163,892
   Interest expense                                                (5,076)                (5,164)                 (10,240)
                                                 -------------------------   --------------------   ----------------------
                                                                   71,389                 82,263                  153,652
                                                 -------------------------   --------------------   ----------------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    PROVISION (BENEFIT)                                           668,401             (1,226,066)                (557,665)

INCOME TAX PROVISION (BENEFIT)                                    253,992               (465,905)                (211,913)
                                                 -------------------------   --------------------   ----------------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                                    414,409               (760,161)                (345,752)

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $78,850                                                   (128,649)                     -                 (128,649)
                                                 -------------------------   --------------------   ----------------------
NET INCOME (LOSS)                                           $     285,760            $  (760,161)            $   (474,401)
                                                 =========================   ====================   ======================
NET INCOME (LOSS) PER SHARE:
    Basic:

       Continuing operations                                $        0.04            $     (0.08)            $      (0.04)
       Discontinued operations                                      (0.01)                     -                     0.01)
                                                 -------------------------   --------------------   ----------------------
           Total                                            $        0.03            $     (0.08)            $      (0.05)
                                                 =========================   ====================   ======================
    Diluted:
       Continuing operations                                $        0.04            $     (0.08)            $      (0.04)
       Discontinued operations                                       0.01)                     -                     0.01)

                                                 -------------------------   --------------------   ----------------------
           Total                                            $        0.03            $     (0.08)            $      (0.05)
                                                 =========================   ====================   ======================

(1)- Includes Intercompany transactions of $530,144, which are eliminated in consolidated total amounts.


                               RENTRAK CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                 (UNAUDITED)
                                                                    Nine Months Ended December 31, 2002
                                                             ENTERTAINMENT              FULFILLMENT                  TOTAL
                                                 --------------------------   --------------------    -------------------------

REVENUES                                                    $   53,315,821           $ 12,786,135 (1)           $   64,481,753
                                                 --------------------------   --------------------    -------------------------

OPERATING COSTS AND EXPENSES:
   Cost of sales                                                41,764,674(1)          13,186,472                   53,330,943
   Selling, general, and administrative                          9,500,216              1,799,429                   11,299,645
   Net gain from litigation settlement                            (361,847)                     -                     (361,847)
                                                 --------------------------   --------------------    -------------------------
                                                                50,903,043             14,985,901                   64,268,741
                                                 --------------------------   --------------------    -------------------------


INCOME (LOSS) FROM OPERATIONS                                    2,412,778            (2,199,766)                      213,012
                                                 --------------------------   --------------------    -------------------------

OTHER INCOME (EXPENSE):
   Interest income                                                  82,854                      -                       82,854
   Interest expense                                                      -                      -                            -
                                                 --------------------------   --------------------    -------------------------
                                                                    82,854                      -                       82,854
                                                 --------------------------   --------------------    -------------------------
INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE INCOME TAX
    PROVISION (BENEFIT)                                          2,495,632             (2,199,766)                     295,866

INCOME TAX PROVISION (BENEFIT)                                     948,341               (835,912)                     112,429
                                                 --------------------------   --------------------    -------------------------
INCOME (LOSS) FROM CONTINUING
    OPERATIONS                                                   1,547,291             (1,363,854)                     183,437

LOSS FROM DISCONTINUED
    OPERATIONS, NET OF TAX BENEFIT
    OF $304,367                                                   (496,599)                     -                     (496,599)
                                                 --------------------------   --------------------    -------------------------
NET INCOME (LOSS)                                           $    1,050,692           $ (1,363,854)               $    (313,162)
                                                 ==========================   ====================    =========================

NET INCOME (LOSS) PER SHARE:
    Basic:
       Continuing operations                                $         0.16           $      (0.14)               $        0.02
       Discontinued operations                                       (0.05)                     -                        (0.05)
                                                 --------------------------   --------------------    -------------------------
           Total                                            $         0.11           $      (0.14)               $       (0.03)

                                                 ==========================   ====================    =========================
    Diluted:
       Continuing operations                                $         0.16           $      (0.14)               $        0.02
       Discontinued operations                                       (0.05)                     -                        (0.05
                                                 --------------------------   --------------------    -------------------------
           Total                                            $         0.11           $      (0.14)               $       (0.03)
                                                 ==========================   ====================    =========================

(1) - Includes Intercompany transactions of $1,620,203, which are eliminated in consolidated total amounts.
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